SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): November 24, 2003

                            EMERGE INTERACTIVE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      000-29037              65-0534535
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
 incorporation or organization)            Number)           Identification No.)

10305 102nd Terrace
Sebastian, FL                                                           32958
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (772) 581-9700

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      99.1  Press  Release,  dated  November  24, 2003,  announcing  that eMerge
            Interactive, Inc. will be receiving $3.0 million in accelerated lease payments from Excel Corporation.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 12933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On November 24, 2003, eMerge Interactive, Inc. issued a press release announcing that eMerge Interactive, Inc. will be receiving $3.0 million in accelerated lease payments from Excel Corporation. A copy of this press release is attached hereto as Exhibit 99.1.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 24, 2003

                                   eMerge Interactive, Inc.

                                         By: /s/  Juris Pagrabs
                                            ------------------------------------
                                         Name: Juris Pagrabs
                                               ---------------------------------
                                         Title: Executive Vice President and CFO
                                                --------------------------------


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release, dated November 24, 2003, announcing that eMerge
                  Interactive,   Inc.   will  be   receiving   $3.0  million  in
                  accelerated lease payments from Excel Corporation.


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